UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 09/30/2022

Date of reporting period: 09/30/2022

Timber Point Global Allocations Fund Institutional Class Shares (Ticker Symbol: CGHIX) Timber Point Alternative Income Fund Institutional Class Shares (Ticker Symbol: AIIFX) Series of the 360 Funds

ANNUAL REPORT

September 30, 2022

Investment Adviser:

Timber Point Capital Management LLC

555 Pleasantville Road, Suite N202

Briarcliff Manor, NY 10510

1-877-244-6235

www.timberpointcapital.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds’ prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Timber Point Funds’ shareholder reports are no longer being sent by mail unless you specifically requested paper copies of the reports from a Timber Point Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are being made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a Timber Point Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Timber Point Funds complex/your financial intermediary.

Timber Point Capital Management

Letter to Shareholders (Unaudited)

Fiscal Year End September 30, 2022

The fiscal year ending September 30, 2022 proved to be a historically difficult year for investment markets as inflation rates reached levels not seen since the early 1980’s, forcing central banks to become increasingly aggressive in tightening monetary policy. The corresponding impact on markets proved to be sharply negative across virtually all asset classes, sectors, and securities. Most notably, the Bloomberg U.S. Aggregate Bond index fell nearly 15% during the year, a record going back to the mid 1970’s. Unusually, the negative correlation effects that investors typically benefit from, whereas bonds provide a cushion to equity market volatility, vanished over the past year. By our vantage point, the stock market has experienced a meaningful correction in 2022 but the bond market has truly crashed. Inflation sensitive energy and commodity sectors were notable exceptions to the negative price movements across markets over the past year.

The Timber Point Global Allocations Fund (“CGHIX” or the “Global Fund”) and the Timber Point Alternative Income Fund (“AIIFX” or the “Income Fund”) (collectively, the “Funds”) are designed as liquid alternative investment funds with the goal of providing both diversification and return benefits relative to traditional asset classes. Both funds employ a macro-economic oriented, multi-asset investing approach as well as a risk management framework designed to provide diversification and avoid significant drawdowns and permanent impairment of capital.

Specifically, CGHIX is a directional, global multi-asset strategy investing across global equities, debt, commodities, currencies, and market hedging tools. The Global Fund seeks superior risk adjusted total returns by investing across a wide variety of global assets.

AIIFX is a fixed income diversification strategy which seeks superior risk adjusted returns by investing in income oriented securities. The Income Fund targets a 5-year net return of 150bps over the Bloomberg Barclays Global Aggregate Bond Index while maintaining low levels of portfolio volatility.

Return Summary:

For the one-year ended September 30, 2022, both Funds posted negative returns reflecting the challenges across both equity and bond markets, globally.

	4q 2021	1q 2022	2q 2022	3q 2022	Year ended 9/30/2022

Strategies v Appropriate Benchmarks *
CGHIX	3.8	-5.2	-14.9	-5.0	-20.4
S&P 500® Total Return Index	11.0	-4.6	-16.1	-4.9	-15.5
Bloomberg Barclays U.S. Aggregate Bond Index	0.0	-5.9	-4.7	-4.8	-14.6

AIIFX	0.9	-3.5	-6.5	-3.4	-12.0
Bloomberg Barclays Global Aggregate Bond Index	-0.7	-6.2	-8.3	-6.9	-20.4
HFRX Absolute Return Index	0.3	0.1	-1.1	2.1	1.4

The Global Fund, which utilizes our global allocations strategy, suffered poor performance over the past year, posting a negative return and underperforming its return targets and benchmarks. The drivers of the underperformance were primarily maintaining exposure to equity market risk as well as notable security selection mistakes in thematic and special situation equities. The global allocations strategy typically does not employ structural market hedges as they are difficult and expensive to employ. Instead, the strategy utilizes broad diversification to lower volatility and will tactically hedge positions which we believe are overvalued or subject to meaningful downside risk. Over the past year, diversification and tactical hedging proved to be deficient as a risk management approach and only structural hedging would have meaningfully lowered downside volatility. Individual equity selection, which had been a source of excess return, proved to be difficult over the past twelve months as many growth-oriented names sold off sharply in the face of higher interest rates and concerns over valuation. Special situation equities too proved to be a very difficult opportunity set as new issues and other small capitalization companies suffered in the current economic environment. The best performing investment which the fund held was Pioneer Natural Resources (PXD), a Permian basin energy E&P company. The worst performing investment which the fund held last year was an agri-tech company, Urban Gro (UGRO). On a going forward basis, we believe our approach continues to have merit as markets will recover and actively allocating among various investment classes and types will be a needed part of an investor’s broad portfolio.

CGHIX Holdings as of September 30, 2022:

Asset Class	Sector	% of Portfolio
Asset Allocation		14.1
	Asset Allocation Mutual Funds	14.1

Equity		41.6
	Consumer, Cyclical	1.8
	Consumer, Non-Cyclical	0.1
	Equity ETFs	30.9
	Equity Mutual Funds	4.2
	Financials	4.6

Alternative		22.6
	Alternative Closed-End Fund	4.8
	Alternative ETFs	17.8

Commodities		0.4
	Commodity ETFs	0.4

Fixed Income		4.2
	Fixed Income ETFs	4.2

Cash		17.1

Although negative, the Income Fund did outperform its performance benchmark of the Bloomberg Barclays Global Aggregate Bond Index over the past twelve months. The Fund achieved outperformance primarily by minimizing interest rate risk at the total portfolio level. The portfolio did maintain exposure to credit-oriented investments in both public and private markets. Private market credit proved to be a strong relative performing investment over the period as it did not experience the principal volatility which impacted investments across the publicly traded bond market. High yield investments proved to be the fund’s greatest detractor over the period. Importantly, the overall Fund risk level remained low over the period, consistent with the strategy objectives. We believe that fixed income investments, broadly, will stabilize and that the Income Fund will have great utility to investors capitalizing on opportunities which have developed in the bond market.

AIIFX Holdings as of September 30, 2022:

Asset Class	Sector	% of Portfolio
Alternative		17.3
	Alternative Closed-End Funds	8.0
	Alternative ETFs	9.3

Fixed Income		53.2
	Corporate Bond Holdings	0.1
	Fixed Income ETFs	53.1

Equity		12.9
	Equity ETFs	4.3
	Financials	8.6

Commodities		0.2
	Commodity ETFs	0.2

Cash		16.4

Thank you for your confidence in Timber Point Capital Management and we look forward to working with you in the future.

Sincerely,

David Cleary

President and Chief Investment Officer

* The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Timber Point Funds	ANNUAL REPORT

INVESTMENT HIGHLIGHTS
Timber Point Global Allocations Fund
September 30, 2022 (Unaudited)

Returns as of September 30, 2022	One year ended September 30, 2022	Five years ended September 30, 2022	Commencement of Operations through September 30, 2022*
Timber Point Global Allocations Fund Institutional Class	(20.39)%	(0.40)%	0.41%
S&P 500® Total Return Index	(15.47)%	9.23%	11.09%
Bloomberg Barclays U.S. Aggregate Bond Index	(14.60)%	(0.27)%	0.88%

* The Global Fund Institutional Class shares commenced operations on April 10, 2013.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graphs depict the performance of the Global Fund versus the S&P 500® Total Return Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”). The S&P 500 is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Index returns assume reinvestment of dividends. The Barclays Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage passthrough securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. Investors may not invest in any index directly; unlike the Global Fund’s returns, an Index does not reflect any fees or expenses. The Global Fund will generally not invest in all the securities comprising each index.

Timber Point Funds	ANNUAL REPORT

INVESTMENT HIGHLIGHTS
Timber Point Global Allocations Fund
September 30, 2022 (Unaudited)

The investment objective of the Global Fund is to seek superior risk adjusted total returns by investing across a wide variety of global assets.

The Global Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments. The Global Fund will invest primarily in common stocks of all issuers, exchange-traded funds (“ETFs”), mutual funds, closed-end funds, and private funds such as hedge funds, private equity funds, and fund-of-funds. The Global Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Global Fund may also invest directly in debt securities of any maturity or credit quality, including debt securities that are convertible into common or preferred stocks and high-yield bonds (commonly referred to as “junk bonds”). High-yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Moody’s and Standard & Poor’s. The Global Fund actively trades portfolio positions and therefor has a high portfolio turnover rate.

The Global Fund will invest directly or indirectly in derivatives for both hedging purposes and to increase returns. The Global Fund will invest in derivatives including equity, total return, and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts.

The Global Fund may also engage in short sales for either hedging or speculative purposes. A short sale involves the sale of a security that the Global Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) later and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Global Fund’s investment exposure. The Global Fund may purchase or sell options for hedging purposes. The Global Fund will not engage in naked put writing and the value of any options will be less than the Global Fund’s net assets.

Capital growth is expected to be realized from an increase in portfolio positions. Under normal conditions, the Global Fund invests issuers located in at least five different countries, including the United States. Additionally, the Global Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets. Securities will be chosen using a proprietary fundamental investment process.

The Global Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market).

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets*
Exchange-Traded Funds	51.45%
Mutual Funds	17.83%
Closed-End Funds	6.45%
Common Stock	2.46%
Preferred Stock	1.20%
Warrants	0.92%
Put Options Purchased	0.34%
Mortgage-Backed Securities	0.01%
Asset-Backed Securities	0.01%
Other, Cash and Cash Equivalents	19.33%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Global Fund as of September 30, 2022 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

Timber Point Funds	ANNUAL REPORT

INVESTMENT HIGHLIGHTS
Timber Point Alternative Income Fund
September 30, 2022 (Unaudited)

Returns as of September 30, 2022	One year ended September 30, 2022	Five years ended September 30, 2022	Ten years ended September 30, 2022*
Timber Point Alternative Income Fund Institutional Class	(12.03)%	(1.10)%	(0.57)%
Bloomberg Barclays Global Aggregate Bond Index	(20.43)%	(2.32)%	(0.93)%
HFRX Absolute Return Index	1.44%	1.98%	2.15%

* The Income Fund Institutional Class shares commenced operations on February 12, 2019. Performance information prior to February 12, 2019 represents the performance of the Crow Point Alternative Income Fund Investor Class shares. Effective May 29, 2020, Investor Class shares were exchanged for Institutional Class shares.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Income Fund versus the Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Global Index”) and the HFRX Absolute Return Index (the “HFRX Index”). The Barclays Global Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Index returns assume reinvestment of dividends. Investors may not invest in any Index directly; unlike the Income Fund’s returns, an Index does not reflect any fees or expenses.

Timber Point Funds	ANNUAL REPORT

INVESTMENT HIGHLIGHTS
Timber Point Alternative Income Fund
September 30, 2022 (Unaudited)

The investment objective of the Timber Point Alternative Income Fund (the “Income Fund”) is to seek superior risk adjusted returns by investing in income oriented securities.

The Income Fund seeks to obtain its investment objective by allocating assets among credit-related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating-rate securities. The Income Fund is designed to generate more of its income and returns from assets with less yield-curve risk than traditional duration-sensitive bonds. The Income Fund may invest in debt securities of any maturity and any quality, including below-investment grade debt (also known as “junk bonds”). The Income Fund is actively traded and, therefore, will have a high portfolio turnover rate.

The Income Fund may also invest in equity securities including those of private funds, such as hedge funds and private equity funds, exchange-traded-notes (“ETNs”), exchange-traded funds (“ETFs”), mutual funds, and publicly traded and non-publicly traded business development companies (“BDCs”). Investments in illiquid private funds, including illiquid hedge funds and private equity funds, will be limited to no more than 15% of the Income Fund’s net assets. The Income Fund may invest in equity securities of any market capitalization. The Income Fund may invest without limitation in investments tied economically to any country in the world, including emerging market countries.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets *
Exchange-Traded Funds	66.74%
Closed-End Fund	8.96%
Common Stock	7.16%
Preferred Stock	0.47%
Put Options Purchased	0.17%
Mortgage-Backed Securities	0.06%
Warrants	0.05%
Asset-Backed Securities	0.03%
Other, Cash and Cash Equivalents	16.36%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Income Fund as of September 30, 2022 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
September 30, 2022	ANNUAL REPORT

COMMON STOCK - 2.46%	Shares	Value

Investment Companies - 2.11%
Blackstone Secured Lending Fund	20,000	$454,800

Pharmaceuticals - 0.14%
Inhibikase Therapeutics, Inc. (a)	33,000	30,030

Real Estate 0.21%
Harbor Custom Development, Inc. (a)	50,000	44,000

TOTAL COMMON STOCK (Cost $865,300)		528,830

PREFERRED STOCK - 1.20%

Real Estate - 0.37%
Harbor Custom Development, Inc. - Series A, 8.00%	7,059	78,920

Retail - 0.83%
Fat Brands, Inc. - Series B, 8.25%	10,000	179,700

TOTAL PREFERRED STOCK (Cost $400,713)		258,620

CLOSED-END FUNDS - 6.45%

Alternative Fund - 4.70%
Variant Alternative Income Fund	35,663	1,012,839

Equity Fund - 1.75%
Royce Value Trust, Inc.	30,000	376,500

TOTAL CLOSED-END FUNDS (Cost $1,465,585)		1,389,339

EXCHANGE-TRADED FUNDS - 51.45%

Alternative Fund 17.33%
iMGP DBi Managed Futures Strategy ETF	110,000	3,733,400

Debt Funds - 4.08%
SPDR Bloomberg High Yield Bond ETF	10,000	878,500

Equity Funds 30.04%
Direxion Daily Small Cap Bear 3X Shares (a)	30,000	1,380,600
iShares Core S&P Mid-Cap ETF (b)	10,100	2,214,526
iShares Core S&P Small-Cap ETF (b)	33,000	2,877,270
		6,472,396

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,995,643)		11,084,296

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
September 30, 2022	ANNUAL REPORT

MUTUAL FUNDS - 17.83%	Shares	Value

Asset Allocation Fund - 13.77%
Timber Point Alternative Income Fund - Institutional Class (d)	400,988	$2,967,306

Equity Fund - 4.06%
LS Opportunity Fund - Institutional Class	58,755	874,854

TOTAL MUTUAL FUNDS (Cost $4,193,064)		3,842,160

WARRANTS - 0.92%
FAT Brands, Inc., $3.88, 06/30/2025 (a)	50,000	192,500
Harbor Custom Development, Inc., $5.00, 06/10/2026 (a)	22,500	4,500
Harbor Custom Development, Inc., $2.97, 10/05/2026 (a)	12,500	2,188

TOTAL WARRANTS (Cost $850)		199,188

BONDS & NOTES - 0.02%	Principal Amount

ASSET-BACKED SECURITIES 0.01%
Countrywide Asset-Backed Certificates, 5.216%, 10/25/2017 (b) (e) (f)	$1,121	1,121
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	21	21

Total Asset-Backed Securities (Cost $1,142)		1,142

MORTGAGE-BACKED SECURITIES - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	1,013	848
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.051%, 09/25/2036 (b) (e)	6,604	1,949

Total Mortgage-Backed Securities (Cost $4,166)		2,797

TOTAL BONDS & NOTES (Cost $5,308)		3,939

OPTIONS PURCHASED - 0.34%

PUT OPTIONS PURCHASED - 0.34%	Contracts [1]	Notional Amount	Exercise Price	Expiration
United States Oil Fund LP	200	$1,200,000	$60	12/16/2022	74,000

TOTAL PUT OPTIONS PURCHASED (Cost $79,338)					74,000

TOTAL OPTIONS PURCHASED (Cost $79,338)					74,000

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
September 30, 2022	ANNUAL REPORT

SHORT-TERM INVESTMENT - 16.68%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 2.81% (c)	3,592,345	$3,592,345

SHORT-TERM INVESTMENT (Cost $3,592,345)		3,592,345

TOTAL INVESTMENTS (Cost $22,598,146) - 97.35%		$20,972,717

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 2.65%		571,750

NET ASSETS - 100.00%		$21,544,467

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written.

(c) Rate shown represents the 7-day effective yield at September 30, 2022 is subject to change and resets daily.

(d) Affiliated investment company. See Note 6.

(e) Variable rate security - Interest rate shown represents the rate on September 30, 2022.

(f) Principal payments are still being received, not yet matured.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange-Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022	ANNUAL REPORT

COMMON STOCK - 7.16%	Shares	Value

Investment Companies - 7.16%
Blackstone Secured Lending Fund	40,000	$909,600

TOTAL COMMON STOCK (Cost $976,974)		909,600

PREFERRED STOCK - 0.47%

Real Estate - 0.47%
Harbor Custom Development, Inc. - Series A, 8.000%	5,295	59,198

TOTAL PREFERRED STOCK (Cost $79,160)		59,198

CLOSED END FUNDS - 8.96%

Alternative Fund - 7.97%
Variant Alternative Income Fund	35,663	1,012,839

Equity Fund - 0.99%
Royce Value Trust, Inc.	10,000	125,500

TOTAL CLOSED END FUNDS (Cost $1,159,422)		1,138,339

EXCHANGE-TRADED FUNDS - 66.74%

ALTERNATIVE FUND - 9.35%
iMGP DBi Managed Futures	35,000	1,187,900

DEBT FUNDS - 53.11%
Invesco Senior Loan ETF	10,000	201,900
SPDR Bloomberg High Yield Bond ETF	26,000	2,284,100
SPDR Bloomberg Short Term High Yield Bond ETF	70,000	1,664,600
Vanguard Short-Term Corporate Bond ETF (b)	35,000	2,599,800
		6,750,400
EQUITY FUNDS - 4.28%
Direxion Daily S&P 500 Bull 3X (a)	6,000	276,120
iShares Select Dividend ETF (b)	2,500	268,050
		544,170

TOTAL EXCHANGE-TRADED FUNDS (Cost $8,994,358)		8,482,470

WARRANTS - 0.05%
Harbor Custom Development, Inc. (a)	37,500	6,563

TOTAL WARRANTS (Cost $375)		6,563

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022	ANNUAL REPORT

BONDS & NOTES - 0.09%	Principal Amount	Value

ASSET-BACKED SECURITIES - 0.03%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.226%, due 12/25/2033 (d)	$159	$157
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (d) (e)	3,363	3,363
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	90	86
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	6	6

Total Asset-Backed Securities (Cost $3,616)		3,612

MORTGAGE-BACKED SECURITIES - 0.06%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	3,040	2,543
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.051%, due 09/25/2036 (d)	19,812	5,849

Total Mortgage-Backed Securities (Cost $12,430)		8,392

TOTAL BONDS & NOTES (Cost $16,046)		12,004

OPTIONS PURCHASED - 0.17%

PUT OPTIONS PURCHASED - 0.17%	Contracts [1]	Notional Amount	Exercise Price	Expiration
United States Oil Fund LP	60	$360,000	$60.00	12/16/2022	22,200

TOTAL PUT OPTIONS PURCHASED (Cost $23,801)					22,200

TOTAL OPTIONS PURCHASED (Cost $23,801)					22,200

SHORT-TERM INVESTMENT - 16.45%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 2.81% (c)	2,091,449	2,091,449

SHORT-TERM INVESTMENT (Cost $2,091,449)		2,091,449

INVESTMENTS AT VALUE (Cost $13,341,585) - 100.09%		$12,721,823

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.09)%		(11,818)

NET ASSETS - 100.00%		$12,710,005

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written.

(c) Rate shown represents the 7-day effective yield at September 30, 2022, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on September 30, 2022.

(e) Principal payments are still being received, not yet matured.

1 Each option contract is equivalent to 100 shares of the underlying ETF. All options are non-income producing.

ETF - Exchange-Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2022	ANNUAL REPORT

	Timber Point Global Allocations Fund (a)	Timber Point Alternative Income Fund
Assets:
Investment securities:
Unaffiliated Securities at Cost	$19,405,083	$13,341,585
Affiliated Securities at Cost	3,193,063	—
Total Securities at Cost	22,598,146	13,341,585
Unaffiliated Securities at Value	18,005,411	12,721,823
Affiliated Securities at Value	2,967,306	—
Total Securities at Value	20,972,717	12,721,823
Cash	12,227	3,364
Deposits at broker:
Goldman Sachs & Co. LLC	804,853	196,758
Due from adviser	—	3,421
Receivables:
Interest	7,264	1,618
Dividends	28,556	40,273
Investment securities sold	454,180	90,836
Fund shares sold	830	—
Prepaid expenses and other assets	15,442	5,762
Total assets	22,296,069	13,063,855

Liabilities:
Payables:
Investment securities purchased	683,764	341,882
Fund shares redeemed	49,692	—
Due to adviser	3,106	—
Due to administrator	10,389	8,365
Accrued expenses	4,651	3,603
Total liabilities	751,602	353,850
Net Assets	$21,544,467	$12,710,005

Sources of Net Assets:
Paid-in capital	$29,655,970	$16,426,587
Total accumulated losses	(8,111,503)	(3,716,582)
Total Net Assets	$21,544,467	$12,710,005

Institutional Class Shares:
Net assets	$21,544,467	$12,710,005
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	2,640,415	1,716,692
Net Asset Value, Offering and Redemption Price Per Share	$8.16	$7.40

(a) Amounts for the Timber Point Global Allocations Fund are consolidated.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF OPERATIONS

September 30, 2022	ANNUAL REPORT

	Timber Point Global Allocations Fund (a)	Timber Point Alternative Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2022

Investment income:
Dividends (net of foreign withholding taxes of $13 and $0, respectively)	$480,456	$419,479
Dividends from affiliated funds	59,159	—
Interest	21,060	139,236
Total investment income	560,675	558,715

Expenses:
Management fees (Note 7)	260,344	128,376
Accounting and transfer agent fees and expenses	125,833	93,518
Legal fees	30,542	19,301
Trustee fees and expenses	27,384	24,984
Registration and filing fees	27,135	10,219
Custodian fees	17,965	9,013
Audit fees	16,700	16,700
Compliance officer fees	15,745	15,258
Miscellaneous	13,016	10,786
Interest expense	12,331	3,119
Pricing fees	10,743	24,141
Reports to shareholders	8,895	9,330
Insurance	4,826	2,487
Non-12b-1 shareholder servicing expense	4,032	5,107
Dividends on securities sold short	2,113	1,237
Total expenses	577,604	373,576
Less:
Fees waived by Adviser (Note 7)	(100,226)	(96,422)
Fees waived by Adviser for affiliated holdings (Note 7)	(29,182)	—
Net expenses	448,196	277,154

Net investment income	112,479	281,561

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments (b)	(5,005,270)	(1,375,422)
Options written	124,826	14,017
Securities sold short	96,764	54,055
Net realized loss on investments, options written and securities sold short	(4,783,680)	(1,307,350)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(869,327)	(1,013,103)
Affiliated Investments	(464,870)	—
Options written	7,294	973
Net change in unrealized depreciation on investments, options written and securities sold short	(1,326,903)	(1,012,130)

Net loss on investments, options written and securities sold short	(6,110,583)	(2,319,480)

Net decrease in net assets resulting from operations	$(5,998,104)	$(2,037,919)

(a) Amounts for the Timber Point Global Allocations Fund are consolidated.

(b) Amount for the Timber Point Global Allocations Fund includes capital gains distributions from underlying investments of $42,415.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT

	Timber Point Global Allocations Fund (a)

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$112,479	$(163,320)
Net realized gain (loss) from investments, foreign security transactions, options written, securities sold short and swaps	(4,783,680)	5,944,775
Net change in unrealized depreciation on investments, foreign security transactions, options written, securities sold short and swaps	(1,326,903)	(824,547)
Net increase (decrease) in net assets resulting from operations	(5,998,104)	4,956,908

Distributions to shareholders from:
Total distributable earnings - Institutional Class	—	(228,929)
Total distributions	—	(228,929)

From shares of beneficial interest:
Proceeds from shares sold:
Institutional Class	2,715,235	15,295,970
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	—	171,370
Payments for shares redeemed:
Institutional Class	(10,411,353)	(23,544,713)
Decrease in net assets from transactions in shares of beneficial interest	(7,696,118)	(8,077,373)

Decrease in net assets	(13,694,222)	(3,349,394)

Net Assets:
Beginning of year	35,238,689	38,588,083

End of year	$21,544,467	$35,238,689

Capital share activity:
Institutional Class:
Shares Sold	279,674	1,475,741
Shares Reinvested	—	17,001
Shares Redeemed	(1,076,039)	(2,289,692)
Net decrease in shares of beneficial interest outstanding	(796,365)	(796,950)

(a) Amounts for the Timber Point Global Allocations Fund are consolidated.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT

	Timber Point Alternative Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021

Increase (decrease) in net assets from:
Operations:
Net investment income	$281,561	$362,291
Net realized gain (loss) from investments, options written and securities sold short	(1,307,350)	450,672
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	(1,012,130)	89,195
Net increase (decrease) in net assets resulting from operations	(2,037,919)	902,158

Distributions to shareholders from:
Total distributable earnings - Institutional Class	(311,180)	(404,052)
Total distributions	(311,180)	(404,052)

From shares of beneficial interest:
Proceeds from shares sold:
Institutional Class	1,656,420	3,088,467
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	250,499	312,593
Payments for shares redeemed:
Institutional Class	(4,267,177)	(3,281,015)
Increase (decrease) in net assets from transactions in shares of beneficial interest	(2,360,258)	120,045

Increase (decrease) in net assets	(4,709,357)	618,151

Net Assets:
Beginning of year	17,419,362	16,801,211

End of year	$12,710,005	$17,419,362

Capital share activity:
Institutional Class:
Shares Sold	199,319	366,143
Shares Reinvested	29,470	37,125
Shares Redeemed	(546,411)	(388,641)
Net increase (decrease) in shares of beneficial interest outstanding	(317,622)	14,627

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
FINANCIAL HIGHLIGHTS

ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or periods indicated.

	Timber Point Global Allocations Fund

	Institutional Class
	For the Year Ended September 30, 2022 (b)	For the Year Ended September 30, 2021 (b)	For the Year Ended September 30, 2020 (b)		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018

Net Asset Value, Beginning of Year/Period	$10.25	$9.11	$9.04		$9.28		$8.89		$8.39

Investment Operations:
Net investment income (loss) (1)	0.04	(0.04)	0.03		0.09		0.03		0.10
Net realized and unrealized gain (loss) on investments, options written, securities sold short and swaps	(2.13)	1.24	0.13	(9)	(0.25)		0.36		0.49
Total from investment operations	(2.09)	1.20	0.16		(0.16)		0.39		0.59

Distributions:
From net investment income	—	(0.06)	(0.09)		(0.08)		—		(0.10)
From return of capital	—	—	—		—		—		—
Total distributions	—	(0.06)	(0.09)		(0.08)		—		(0.10)

Paid in capital from redemption fees	—	—	—		—		0.00	(7)	0.01

Net Asset Value, End of Year/Period	$8.16	$10.25	$9.11		9.04		$9.28		$8.89

Total Return (2)	(20.39)%	13.20%	1.73	%(8)	(1.68	)%(8)	4.39	%(5)	7.22%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$21,544	$35,239	$38,588		22,789		$16,428		$9,926

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.00%	1.79%	2.23%		2.41%		2.69	%(6)	3.55%
After fees waived and expenses reimbursed	1.55%	1.58%	1.46%		1.32%		1.07	%(6)	1.14%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	1.95%	1.72%	2.13%		2.32%		2.54	%(6)	3.41%
After fees waived and expenses reimbursed	1.50%	1.50%	1.36%		1.23%		0.92	%(6)	1.00%

Ratios of net investment income (loss) to average net assets (3) (4)	0.39%	(0.42)%	0.31%		1.01%		0.96	%(6)	1.16%

Portfolio turnover rate	351%	374%	385%		176%		73	%(5)	324%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(b)	Amounts for the years ended September 30, 2020, September 30, 2021 and September 30, 2022 are consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable redemption fees.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Amount represents less than $0.01 per share.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	The amount of net realized and unrealized gain on investment per share for the year ended September 30, 2020, does not accord with the amounts in the Consolidated Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
FINANCIAL HIGHLIGHTS

ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years or period indicated.

	Timber Point Alternative Income Fund

	Institutional Class
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019 (a)

Net Asset Value, Beginning of Year/Period	$8.56	$8.32	$8.54		$8.30

Investment Operations:
Net investment income (1)	0.14	0.18	0.09		0.07
Net realized and unrealized gain (loss) on investments, options written and securities sold short	(1.15)	0.26	(0.19)		0.17 (8)
Total from investment operations	(1.01)	0.44	(0.10)		0.24

Distributions:
From net investment income	(0.15)	(0.20)	(0.12)		—
Total distributions	(0.15)	(0.20)	(0.12)		—

Net Asset Value, End of Year/Period	$7.40	$8.56	$8.32		$8.54

Total Return (2)	(12.03)%	5.30%	(1.17	)%(7)	2.89	%(5) (7)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$12,710	$17,419	$16,801		$43

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.33%	2.28%	2.97%		3.29	%(6)
After fees waived and expenses reimbursed	1.73%	1.78%	2.04%		2.11	%(6)

Ratios of expenses to average net assets (excluding dividends and interest) (3):
Before fees waived and expenses reimbursed	2.30%	2.25%	2.79%		3.18	%(6)
After fees waived and expenses reimbursed	1.70%	1.75%	1.86%		2.00	%(6)

Ratios of net investment income to average net assets (3) (4)	1.75%	2.09%	1.11%		1.42	%(6)

Portfolio turnover rate	348%	194%	287%		169	%(5)

(a)	The Timber Point Alternative Income Fund (formerly the Crow Point Alternative Income Fund) Institutional Shares commenced operations on February 12, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	The amount of net realized and unrealized gain on investment per share for the period ended September 30, 2019, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

1.	ORGANIZATION

The Timber Point Global Allocations Fund (the “Global Fund”) and the Timber Point Alternative Income Fund (the “Income Fund”) (collectively, the “Funds”) were organized on October 6, 2017 as separate diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Fund’s investment objective is to seek superior risk adjusted total returns by investing across a wide variety of global assets. The Income Fund’s investment objective is to seek superior risk adjusted returns by investing in income oriented securities.

Each Fund offers one class of shares, Institutional Class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)             Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)            Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

c)             Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

d)            Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

e)            Wholly Owned Subsidiary – The Global Fund previously invested up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Timber Point Capital Management LLC (the “Adviser”) and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. The wholly owned subsidiary was liquidated on March 22, 2022.

f)             Swap Agreements - The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolios.

Whether the Funds’ use of swap agreements enhances the Funds’ total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

g)            Federal Income Taxes – The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statements of operations. During the year ended September 30, 2022, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Funds to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax jurisdictions and certain state tax jurisdictions. As of and during the years ended September 30, 2019 through September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

h)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

i)              Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. There were no reclassifications necessary during the year ended September 30, 2022.

j)              Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income and expenses are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3.	SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee (as described below) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

3.	SECURITIES VALUATIONS (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, ETFs and CEFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds and mutual funds – Money market funds and mutual funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

3.	SECURITIES VALUATIONS (continued)

The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The rule became effective on September 8, 2022. Under the new rule a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluate the Funds’ use of fair value pricing. These securities will be categorized as level 3 securities

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of September 30, 2022.

Global Fund:
Financial Instruments – Assets
Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$528,830	$—	$—	$528,830
Preferred Stock (1)	258,620	—	—	258,620
Closed-End Funds (1)	1,389,339	—	—	1,389,339
Exchange-Traded Funds (1)	11,084,296	—	—	11,084,296
Mutual Funds (1)	3,842,160	—	—	3,842,160
Warrants	6,688	192,500	—	199,188
Asset Backed Securities	—	1,142	—	1,142
Mortgage Backed Securities	—	2,797	—	2,797
Put Options Purchased	74,000	—	—	74,000
Short-Term Investment	3,592,345	—	—	3,592,345
Total Assets	$20,776,278	$196,439	$—	$20,972.717

(1) For a detailed break-out of common stock, preferred stock, closed-end funds, ETFs and mutual funds by industry or asset class, please refer to the Schedule of Investments.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

3.	SECURITIES VALUATIONS (continued)

Income Fund:
Financial Instruments – Assets
Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$909,600	$—	$—	$909,600
Preferred Stock (1)	59,198			59,198
Closed-End Funds (1)	1,138,339	—	—	1,138,339
Exchange-Traded Funds (1)	8,482,470	—	—	8,482,470
Warrants	6,563	—	—	6,563
Asset Backed Securities	—	3,612	—	3,612
Mortgage Backed Securities	—	8,392	—	8,392
Put Options Purchased	22,200	—	—	22,200
Short-Term Investment	2,091,449	—	—	2,091,449
Total Assets	$12,709,819	$12,004	$—	$12,721,823

(1) For a detailed break-out of common stock, preferred stock, closed-end funds, ETFs and corporate bonds by industry or asset class, please refer to the Schedule of Investments.

The Funds did not hold any level 3 securities during the period.

4.	DERIVATIVES TRANSACTIONS

As of September 30, 2022 portfolio securities valued at $2,146,519 and $1,753,650 were held in escrow by the custodian as collateral for options written by the Global Fund and Income Fund, respectively.

As of September 30, 2022, the location on the Consolidated Statement of Assets and Liabilities for the Global Fund and Statement of Assets and Liabilities for the Income Fund for financial derivative instrument fair values is as follows:

Global Fund:
Assets	Location	Market Value
Put options purchased *	Unaffiliated Securities, at value	$74,000
Total Liabilities		$74,000

Income Fund:
Assets	Location	Market Value
Put options purchased *	Unaffiliated Securities, at value	$22,200
Total Liabilities		$22,200

* All options purchased and written by the Funds contained equity exposure.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

4.	DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the year ended September 30, 2022 are recorded in the following locations in the Consolidated Statement of Operations for the Global Fund and the Statement of Operations for the Income Fund:

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$(5,338)
Put options written	Options written	7,294
		$1,956

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(49,363)
Put options purchased	Unaffiliated Investments	(21,847)
Call options written	Options written	83,890
Put options written	Options written	40,936
		$53,616

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Put options purchased	Unaffiliated Investments	$(1,601)
Put options written	Options written	973
		$(628)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(8,907)
Put options purchased	Unaffiliated Investments	(5,859)
Call options written	Options written	13,648
Put options written	Options written	369
		$(749)

The following tables indicate the average volume for the year:

Global Fund	Average Notional Value
Call Options Purchased	$178,000
Put Options Purchased	578,462
Call Options Written	(285,077)
Put Options Written	(274,423)

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

4.	DERIVATIVES TRANSACTIONS (continued)

Income Fund	Average Notional Value
Call Options Purchased	$35,846
Put Options Purchased	168,923
Call Options Written	(57,115)
Put Options Written	(45,769)

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Global Fund	$84,483,936	$86,668,956
Income Fund	48,152,967	51,461,984

There were no U.S. Government securities purchased or sold during the period by the Funds.

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Funds have ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Funds at September 30, 2022, are noted in the Global Fund’s Consolidated Schedule of Investments. The Income Fund is a mutual fund which is considered affiliated because it is of common management of the Adviser. As of September 30, 2022, the Income Fund is the only remaining affiliated fund of the Global Fund. The Income Fund was not invested in any affiliated funds at September 30, 2022

Transactions with affiliated companies during the year ended September 30, 2022 were as follows:

Global Fund:	Value as of September 30, 2021	Shares held as of September 30, 2021	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2022	Shares held as of September 30, 2022	Income received
Income Fund	$3,393,156	396,397	$—	$(464,870)	$39,020 (1)	$—	$2,967,306	400,988	$59,159
Total	$3,393,156	396,397	$—	$(464,870)	$39,020 (1)	$—	$2,967,306	400,988	$59,159

(1) Represents dividends reinvested.

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds have entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser. Under the Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current Prospectuses and Statements of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Under the terms of the Advisory Agreements with the Funds, the Adviser receives a monthly management fee equal to annual rates of the Funds’ net assets as follows:

Management Fee Rates
Global Fund	0.90%
Income Fund	0.80%

For the year ended September 30 2022, the Adviser earned management fees as follows:

Management Fees
Global Fund	$260,344
Income Fund	128,376

The Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on securities sold short and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Funds’ business) to not more than 1.60% of the average daily net assets of the Global Fund and 1.70% of the average daily net assets of the Income Fund through January 31, 2023. These operating expense limitation agreements can be terminated only by, or with the consent of, the Board.

For the year ended September 30, 2022, the Adviser waived advisory fees and reimbursed expenses as follows:

	Advisory Fees Waived	Expenses Reimbursed
Global Fund	$100,226	$—
Income Fund	96,422	—

The Global Fund invested a portion of its assets in the Income Fund, which is an affiliated Fund (Note 6). As such, the Adviser has agreed to waive its advisory fees on the portions of the Global Fund’s assets that are invested in the Income Fund.

For the year ended September 30, 2022, the Adviser waived advisory fees related to assets invested in the affiliated funds as follows:

Affiliated Funds Advisory Fees Waived
Global Fund	$29,182

These waivers are in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraphs and are not recoupable.

Expense waivers and reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expenses limits in place at the time of the waiver or reimbursement and the recoupment. Expense waivers and reimbursements made by the Former Adviser are also subject to possible recoupment by the Adviser under the same terms. As of September 30, 2022, the total amount of expenses waived/reimbursed subject to recapture and their expiration dates, pursuant to the waiver agreements, was as follows:

	Amount Subject to Recoupment	Expiration Dates
Global Fund	$169,994	September 30, 2023
Global Fund	54,989	September 30, 2024
Global Fund	100,226	September 30, 2025
Income Fund	121,629	September 30, 2023
Income Fund	86,431	September 30, 2024
Income Fund	96,422	September 30, 2025

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Funds have entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

For the year ended September 30, 2022, M3Sixty earned fees pursuant to the ICSA as follows:

ICSA Fees
Global Fund	$125,833
Income Fund	93,518

The Funds have also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-l of the 1940 Act, to the Funds for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended September 30, 2022, M3Sixty earned fees pursuant to the CCO Agreement as follows:

CCO Agreement Fees
Global Fund	$15,745
Income Fund	15,258

Certain officers of the Funds are also employees or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor (the “Distributor”) of each Fund’s shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distribution Agreement between the Funds and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

The Distributor is an affiliate of M3Sixty.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

The tax character of distributions during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long-Term Capital Gains
Global Fund	$—	$—
Income Fund	311,180	—

The tax character of distributions during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long-Term Capital Gains
Global Fund	$228,929	$—
Income Fund	404,052	—

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS (continued)

The tax character of distributable earnings (deficit) at September 30, 2022, was as follows:

	Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Losses
Global Fund	$—	$(4,015,756)	$(1,568,085)	$—	$(2,527,662)	$(8,111,503)
Income Fund	210,786	(1,261,713)	(1,916,159)	(7,168)	(742,328)	(3,716,582)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships. In addition, the amount listed under other book/tax differences for the Income Fund is primarily attributable to unamortized organization expenses.

Capital losses incurred after October 31 and ordinary losses incurred after December 31within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2022, the Funds deferred capital and ordinary losses as follows:

	Post-October Capital Losses	Late Year Ordinary Losses
Global Fund	$4,015,756	$—
Income Fund	1,261,713	—

At September 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Fund	$1,459,991	$108,094	$1,568,085
Income Fund	1,916,159	—	1,916,159

During the year ended September 30, 2022, the Global Fund utilized $66,250 of long-term capital loss carryforwards and the Income Fund utilized $42,012 of short-term capital loss carryforwards.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns and partnerships, resulted in reclassifications for the year ended September 30, 2022, as follows:

	Paid-in Capital	Total Accumulated Losses
Global Fund	$(85,848)	$85,848
Income Fund	—	—

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at September 30, 2022, were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Global Fund	$23,500,379	$234,401	$(2,762,063)	$(2,527,662)
Income Fund	13,464,151	25,680	(768,008)	(742,328)

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2022

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	RECENT AND SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU2022-03 clarifies the guidance in ASC820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Funds, ASU .2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of Timber Point Global Allocations Fund

and Timber Point Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Timber Point Global Allocations Fund and Timber Point Alternative Income Fund, each a series of shares of beneficial interest in 360 Funds (the “Funds”), including the schedules of investments, as of September 30, 2022, and the related consolidated (where noted) statements of operations for the year then ended, the consolidated (where noted) statements of changes in net assets for each of the years in the two-year period then ended, the consolidated (where noted) financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated (where noted) financial position of the Funds as of September 30, 2022, and the results of their consolidated (where noted) operations for the year then ended, the consolidated (where noted) changes in their net assets for each of the years in the two-year period then ended and their consolidated (where noted) financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Timber Point Global Allocations Fund	For each of the years in the four-year period ended September 30, 2022, the period from June 1, 2018 through September 30, 2018 and the year ended May 31, 2018
Timber Point Alternative Income Fund	For each of the years in the three-year period ended September 30, 2022 and the period from February 12, 2019 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

November 28, 2022

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

The Trust, on behalf of the Funds, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Forms N-PORT by visiting the Commission’s website at http://www.sec.gov. The filed forms may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Global Fund did not pay any distributions during the year ended September 30, 2022. The Income Fund paid $311,180 of ordinary income distributions during the year ended September 30, 2022.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2023 to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their own tax advisors.

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. The Statement of Additional Information of the Trust includes additional information about the Funds’ Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired.	Six	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009-Present).	Six	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Six	IDX Funds, formerly, M3Sixty Funds Trust (1 portfolio) (2015 – 2021); FNEX Ventures (1 portfolio)(2018-2020)
Thomas J. Schmidt YOB: 1963	Trustee and Independent Chairman	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present)	Six	Lind Capital Partners Municipal Credit Income Fund (1 portfolio) (2021–present); FNEX Ventures (1 portfolio) (2018-2020)
Interested Trustee*
Randall K. Linscott YOB: 1971	Trustee and President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present)	Six	IDX Funds, formerly, M3Sixty Funds Trust (1 portfolio) (2015 – 2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	Of Counsel, McElroy Deutsch (2020–present); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2021–present); Founder, The Yates Law Firm (2018–2020); Chief Legal Officer, Manning & Napier, Inc. (2000–2018).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Assistant Treasurer, 360 Funds Trust (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, Capital Management Investment Trust (2017-2018); Assistant Treasurer, IDX Funds (f/k/a M3Sixty Funds Trust) (2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021).	N/A	N/A
Tony DeMarino YOB: 1970	Anti-Money Laundering (“AML”) Officer	Since 2022	Principal Executive Officer, Matrix 360 Distributors, LLC (2022–present); Partner, Primark Capital (2020–2022); Head of Distribution, Cognios Capital, LLC (2016–2020).	N/A	N/A

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2022 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From the Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$8,267	None	None	$8,267
Tom M. Wirtshafter	$7,467	None	None	$7,467
Gary W. DiCenzo[3]	$8,267	None	None	$8,267
Steven D. Poppen	$7,467	None	None	$7,467
Thomas J. Schmidt	$8,267	None	None	$8,267
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers six (6) series of shares.

2 Figures are for the year ended September 30, 2022.

3 Gary W. DiCenzo resigned as Trustee effective October 25, 2022.

Timber Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses and Value of a $1,000 Investment for the period from 04/01/22 through 09/30/22

Global Fund:	Beginning Account Value (04/01/2022)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2022)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Institutional Class (-19.13%)	$1,000.00	1.57%	$808.70	$7.12
Hypothetical 5% Return
Institutional Class	$1,000.00	1.57%	$1,017.20	$7.94

Expenses and Value of a $1,000 Investment for the period from 04/01/22 through 09/30/22

Income Fund:	Beginning Account Value (04/01/2022)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2022)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Institutional Class (-9.65%)	$1,000.00	1.74%	$903.50	$8.30
Hypothetical 5% Return
Institutional Class	$1,000.00	1.74%	$1,016.30	$8.79

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read them carefully before you invest or send money.

Timber Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited) (continued)

Total operating expense ratios as stated in the current prospectus dated January 28, 2022 were as follows:
Timber Point Global Allocations Fund Institutional Class, gross of fee waivers or expense reimbursements	2.23%
Timber Point Global Allocations Fund Institutional Class, after waiver and reimbursement*	2.11%
Timber Point Alternative Income Fund Institutional Class, gross of fee waivers or expense reimbursements	2.46%
Timber Point Alternative Income Fund Institutional Class, after waiver and reimbursement*	1.91%

* Pursuant to an operating expense limitation agreements between the Adviser and the Funds, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.60% of the average daily net assets of the Global Fund and 1.70% of the average daily net assets of the Income Fund through January 31, 2023. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Funds within three years from the date of the waiver or reimbursement, provided that the Funds are able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of the recoupment. Total Gross Operating Expenses during the year ended September 30, 2022 were 2.00% and 2.33% for the Global Fund’s and Income Fund’s Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended September 30, 2022.

Timber Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on April 20, 2022, the Board considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser. Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Counsel reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser. A copy of this memorandum was circulated to the Trustees in advance of the Meeting and contained in the Meeting Materials. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board considered information furnished for its review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (a) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Funds, (b) information on the investment objectives, strategies, and, performance of the Funds; (c) summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (d) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (e) benefits to be realized by the Adviser from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)       The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Funds, along with the services provided by the Adviser to the Funds including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among other service providers; and its efforts to promote the Funds, grow assets and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s staffing, personnel and methods of operating; the education and experience of the Adviser’s staff; and the Adviser’s compliance program, policies, and procedures. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the Funds.

(2)       Investment Performance of the Funds and the Adviser.

The Trustees compared the short- and long-term performance of each Fund with the performance of its primary benchmark index, or indices, as applicable; comparable funds with similar objectives and size managed by other investment advisers; and peer group and category comparisons (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Funds with their investment objective and policies.

Timber Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal (Unaudited) (continued)

The Board considered the peer, benchmark, and category performance of the Funds over various periods, including the reason for their under-performance during certain periods, noting that each Fund’s smaller size makes certain comparisons challenging. The Board noted that the Global Fund underperformed its primary benchmark during the five- and three-year periods but outperformed it during the one-year and year-to-date periods. For the Income Fund, the Board noted that the Fund underperformed its primary benchmark for the one-, three-, and five-year periods, but it outperformed its benchmark for the year-to-date. The Board considered the Adviser’s discussion regarding how it manages the Income Fund’s realized risk and downside protection relative to bond markets. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

(3)	The costs of the services provided and profits realized by the Adviser from the relationship with the Funds.

The Trustees considered the Adviser’s staffing, personnel, and methods of operating; the financial condition of the Adviser and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Trustees considered the financial statements of the Adviser and its financial stability and ability to meet its obligation under the Funds’ expense limitation agreement. The Board considered the Adviser’s strategic plans to manage costs related to its operations. The Trustees considered the fees and expenses of the Funds (including the management fee) relative to each Fund’s peer group and Morningstar category. The Trustees noted that the management fee for the Income Fund was above the peer group’s average and median but within a reasonable range for the category. For the Global Fund, the Board noted that the management fee was equal to the peer group median and above to the group’s average.

The Trustees also noted that the Income Fund’s net expense ratio was above the peer group average and median, and the Global Fund’s net expense ratio was slightly above the peer group median and equal to the peer group’s average. The Trustees recognized that the Funds are smaller than most of their peers and well below their respective category median and average size, which affects the net expense ratio. The Trustees noted that the Adviser had entered into an expense limitation agreement according to which it agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions) through January 31, 2023. The Trustees also considered the fees assessed to the Adviser’s clients with separate accounts that were managed by the Adviser with similar strategies to the Funds, and observed that the fees for such clients were generally lower than those assessed to the Funds – in this regard, the Trustees considered the Adviser’s representation that the Funds’ fees are higher, in general, due to the administrative and compliance burdens associated with the management of registered open-ended investment companies. The Board also noted that the Adviser realizes a reasonable profit for its management of the Funds. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Funds were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the advisory fee structure and determined that although the management fee would stay the same as asset levels increased, the shareholders of the Funds would benefit from the expense limitation arrangement for each Fund. The Trustees recognized that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Funds’ assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees further noted that the Funds’ assets were at such levels that the expense limitation arrangements were providing benefits to the Funds’ shareholders currently. The Board determined that the Funds’ fee arrangements, considering the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser indicated that the ability to place investors, who did not meet the Adviser’s minimum separate account size, in the Funds was an indirect benefit to the Adviser.

After additional consideration of the factors delineated in the memorandum provided by Counsel, the Board determined that the compensation payable under the Advisory Agreement for the Funds was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and it approved the Advisory Agreement for another year.

360 FUNDS
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

INVESTMENT ADVISER
Timber Point Capital Management LLC
555 Pleasantville Road
Suite N202
Briarcliff Manor, NY 10510

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

DISTRIBUTOR
Matrix 360 Distributors, LLC
4300 Shawnee Mission Pkwy
Suite 100
Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
FinTech Law, LLC
6224 Turpin Hills Dr.
Cincinnati, Ohio 45244

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Timber Point Global Allocations Fund (the “Global Fund”) and Timber Point Alternative Income Fund (the “Income Fund”), each a series of the 360 Funds (the “registrant”), for the year ended September 30, 2022 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years ended September 30, 2022 and September 30, 2021 for professional services rendered by the principal accountants for the audit of the Global Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,700 with respect to the fiscal year ended September 30, 2022 and $13,700 with respect to the registrant’s fiscal year ended September 30, 2021.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2022 and September 30, 2021 for professional services rendered by the principal accountants for the audit of the Income Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,700 with respect to the fiscal year ended September 30, 2022 and $13,700 with respect to the fiscal year ended September 30, 2021.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years ended September 30, 2022 and September 30, 2021 for professional services rendered by the principal accountant to the Global Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the period ended September 30, 2022 and $3,000 with respect to the period ended September 30, 2021. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2022 and September 30, 2021 for professional services rendered by the principal accountant to the Income Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the fiscal year ended September 30, 2022 and $3,000 with respect to the fiscal year ended September 30, 2021. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2022 and September 30, 2021 for the Global Fund and the Income Fund for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for all periods and fiscal years mentioned above.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended September 30, 2022 and September 30, 2021 for the Global Fund and the Income Fund are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser during the periods and fiscal years mentioned above.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Funds are open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Funds are open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: December 9, 2022